UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2008

DREW INDUSTRIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-13646	13-3250533
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Mamaroneck Avenue, White Plains, New York	10601
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(914) 428-9098

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with Registrant’s executive succession plan, Leigh J. Abrams, President and Chief Executive Officer of Registrant since 1979, will continue as CEO and as a Director of Registrant, while Fredric M. Zinn will succeed to the office of President, effective May 28, 2008.

In connection with Mr. Zinn’s promotion to President, on May 28, 2008, Registrant’s Board of Directors, in accordance with Registrant’s by-laws, elected Mr. Zinn as a Director of Registrant.

Mr. Zinn, age 57, has been Executive Vice President of Registrant since 2001, and Chief Financial Officer of Registrant since 1986.

There is no arrangement or understanding between Mr. Zinn and any other person pursuant to which he was selected as a Director, and there is no family relationship between Mr. Zinn and any Director or Officer of Registrant. As an employee-director, Mr. Zinn is not expected to be named on any committee of the Board of Directors, and will not receive any additional compensation for serving as a Director.

Additional information about Mr. Zinn, including his Change of Control Agreement, Indemnification Agreement, 2007 compensation, benefits and perquisites, ownership of Registrant’s equity securities, payments on termination of employment, and other matters, is incorporated herein by reference to Registrant’s Proxy Statement, dated April 21, 2008, with respect to the Annual Meeting of Stockholders held on May 28, 2008.

Effective May 28, 2008, Joseph S. Giordano, age 39, Corporate Controller and Treasurer of Registrant since 2003, was appointed Chief Financial Officer, and will continue to serve as Treasurer, and Christopher L. Smith, age 33, Assistant Controller of Registrant since 2005, was appointed Corporate Controller.

Messrs. Giordano and Smith do not have any arrangements or understandings with any other person pursuant to which they were appointed to their positions, have no family relationships with any Director or Officer of Registrant, and are not parties to any transaction in which Registrant is a participant.

Each of Mr. Giordano and Mr. Smith is a party to an Indemnification Agreement with Registrant, in substantially the same form as provided to each Director and Executive Officer of Registrant, and each of Mr. Giordano and Mr. Smith is a party to a Change in Control Agreement with Registrant providing for severance payable upon a Company-initiated termination in connection with a change in control of Registrant or a termination initiated by such executive for good reason.

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Item 9.01	Financial Statements and Exhibits.

Exhibits

10.1	Form of Change in Control Agreement between Registrant and Joseph S. Giordano III, dated July 18, 2006.

10.2	Indemnification Agreement between Registrant and Joseph S. Giordano III, dated March 15, 2005, incorporated by reference to Exhibit 99.1 included in Registrant’s Form 8-K filed on February 9, 2005.

10.3	Indemnification Agreement between Registrant and Christopher L. Smith dated May 30, 2008, incorporated by reference to Exhibit 99.1 included in Registrant’s Form 8-K filed on February 9, 2005.

99.1	Press Release dated May 29, 2008

DREW INDUSTRIES INCORPORATED (Registrant)

By:	/s/ Fredric M. Zinn
Fredric M. Zinn
Dated: May 30, 2008	President